UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2008

                         BROOKLYN FEDERAL BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

         Federal                          000-51208               20-2659598
-----------------------------        ---------------------   ------------------
(State or Other Jurisdiction)        (Commission File No.)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


81 Court Street, Brooklyn, NY                                     11201
--------------------------------------                            -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors  or Certain  Officers;  Election of Directors;
           ---------------------------------------------------------------------
           Appointment of Certain Officers; Compensatory Arrangements of Certain
           ---------------------------------------------------------------------
           Officers.
           ---------

     On July 18, 2008, the Boards of Directors of Brooklyn Federal Bancorp, Inc. (the "Company"), Brooklyn Federal Savings Bank (the "Bank") and BFS Bancorp, MHC (the "MHC") announced that Angelo J. Di Lorenzo, the Vice Chairman and Chief Executive Officer of each of the Company, the Bank and the MHC, will retire as Chief Executive Officer of all three entities, effective January 2, 2009. Richard A. Kielty, the Company's current President and Chief Operating Officer, has been named the Chief Executive Officer of the Company, the MHC and the Bank, effective January 2, 2009. Mr. Di Lorenzo will remain on each Company's Board of Directors.

     Mr. Kielty has been an employee of the Bank since 1970 and served as Chief Financial Officer from 2000 until his appointment as President and Chief Operating Officer effective January 1, 2008.

     A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

    (a) Financial Statements of Businesses Acquired. Not applicable.
    (b) Pro Forma Financial Information. Not applicable.
    (c) Shell Company Transactions. Not applicable.
    (d) Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                        99.1                Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BROOKLYN FEDERAL BANCORP, INC.



DATE:  July 18, 2008                    By: /s/ Ralph Walther
                                           ------------------------------------
                                           Ralph Walther
                                           Chief Financial Officer